EARNINGS PER SHARE	3 Months Ended
Mar. 31, 2014
Earnings per Common Share [Abstract]
EARNINGS PER SHARE

NOTE 3: EARNINGS PER SHARE

Basic earnings per share are calculated by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the period. Net income available to common shareholders is net income to Pathfinder Bancorp, Inc. less the total of preferred dividends declared. Diluted earnings per share include the potential dilutive effect that could occur upon the assumed exercise of issued stock options using the Treasury Stock method. Unallocated common shares held by the ESOP are not included in the weighted-average number of common shares outstanding for purposes of calculating earnings per common share until they are committed to be released to plan participants.

The following table sets forth the calculation of basic and diluted earnings per share:

	(Unaudited)
	Three months ended		Years Ended
	March 31,		December 31,
(In thousands, except per share data)	2014	2013	2013	2012
Basic Earnings Per Common Share
Net income available to common shareholders	$489	$505	$2,406	$2,199
Weighted average common shares outstanding	2,529	2,512	2,517	2,504
Basic earnings per common share	$0.19	$0.20	$0.96	$0.88

Diluted Earnings Per Common Share
Net income available to common shareholders	$489	$505	$2,406	$2,199
Weighted average common shares outstanding	2,529	2,512	2,517	2,504
Effect of assumed exercise of stock options	22	-	14	8
Effect of assumed exercise of stock warrants	-	-	-	4
Diluted weighted average common shares outstanding	2,551	2,512	2,531	2,516
Diluted earnings per common share	$0.19	$0.20	$0.95	$0.87